                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number 811-09749
                                                     ---------

                         Lifetime Achievement Fund, Inc.

                              15858 West Dodge Road
                                    Suite 310
                                 Omaha, NE 68118
                     --------------------------------------
                    (Address of principal executive offices)

                        Manarin Investment Counsel, Ltd.

                              15858 West Dodge Road
                                    Suite 310
                                 Omaha, NE 68118
                     --------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (402) 330-1166
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2004
                                             -----------------

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940.

                                 ANNUAL REPORT
                               DECEMBER 31, 2004

                        (Lifetime Achievement Fund Logo)

                        LIFETIME ACHIEVEMENT FUND, INC.
                        15858 West Dodge Road, Suite 310
                             Omaha, Nebraska 68118
                                 (402) 330-1166

TABLE OF CONTENTS

                         Letter from the President...................................    2
                         Expense Example.............................................    3
                         Portfolio Holdings as a Percentage of Investments...........    3
                         Performance Summary.........................................    4
                         Schedule of Investments.....................................    5
                         Statement of Assets and Liabilities.........................    6
                         Statement of Operations.....................................    7
                         Statement of Changes in Net Assets..........................    8
                         Financial Highlights........................................    9
                         Notes to Financial Statements...............................   10
                         Report of Independent Registered Public Accounting Firm.....   12
                         Directors and Officers......................................   13

This report is intended to be presented as a complete and integrated document. This report and any excerpt of this report may not be copied or reprinted without first obtaining the written permission of Lifetime Achievement Fund, Inc.

(Roland R. Manarin Photo)

       Roland R. Manarin

LETTER FROM THE PRESIDENT

Dear Investors,

How would you like to own the following mutual funds?

Alger Capital Appreciation A
Alger Mid Cap Growth A
Alger Small Cap A
Buffalo Small Cap
Franklin Balance Sheet Investment A
Franklin Gold and Precious Metals A
Franklin Large Cap Value A
Franklin MicroCap Value A
Franklin Mutual Discovery A
Franklin Mutual European A
Franklin Rising Dividends A
Franklin Small Cap Value A
Isabelle Small Cap Value Inst
Isabelle Small Cap Value Inv
OCM Gold
Pioneer Mid-Cap Value A
Pioneer Small-Cap Value A
Templeton Developing Markets A
Templeton Growth A
Weitz Partners Value

YOU DO!
    We thank you for your confidence and support. A post-election stock market rally gave Lifetime Achievement Fund, Inc. a 9.34% (without 2.50% maximum sales load) return for the year.

    Our shareholders benefit because our Fund is able to purchase other public mutual funds on a no-load basis. Our fund of funds owned these twenty mutual funds at the end of 2004. This makes our Fund very diversified indirectly owning over 1,000 individual stocks including over fifty gold-mining companies.

    Many of our Fund's holdings had total returns of over 20% for the year. Should we buy more of these funds? No. Historically, the more you diversify, the safer you become, and, correspondingly, the lower your return. Most investors prefer a slightly lower return for increased safety. To keep our nest egg safe and conservative, we will stay diversified. (We will not chase last year's winners to attempt to increase returns.)

    As fellow shareholders, we will continue to look out for your best interests. And remember, if we find a better investment we want to own, you'll see it in the portfolio. Lastly, as I've said before, of the three funds we manage, I'm the biggest shareholder, my bacon fries with yours!

    Wishing you and your family peace and goodwill in 2005!

Sincerely,

/s/ Roland Manarin

Roland Manarin
President, Treasurer and Director

LIFETIME ACHIEVEMENT FUND, INC.
EXPENSE EXAMPLE (Unaudited)

For the Six Months Ended December 31, 2004

    As a shareholder of the Lifetime Achievement Fund, Inc. (the "Fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004 (the "period").

ACTUAL EXPENSES

    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
 EXPENSE EXAMPLE

-------------------------------------------------------------------------------------------
                               BEGINNING           ENDING             EXPENSES PAID
                             ACCOUNT VALUE      ACCOUNT VALUE       DURING THE PERIOD*
                             JULY 1, 2004     DECEMBER 31, 2004      7/1/04-12/31/04
-------------------------------------------------------------------------------------------
 Actual                        $1,000.00          $1,103.00               $8.59
-------------------------------------------------------------------------------------------
 Hypothetical (5% return
   before expenses)            $1,000.00          $1,016.83               $8.24
-------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.63%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period).
PORTFOLIO HOLDINGS AS A PERCENTAGE OF INVESTMENTS (Unaudited)

December 31, 2004

                                  [PIE CHART]


   Mutual Funds              Equity Securities          Short-Term Investments
-----------------        ------------------------     --------------------------
       90%                          9%                            1%

      Please note that Lifetime
      Achievement Fund, Inc. has
      the NASDAQ
      symbol LFTAX.
LIFETIME ACHIEVEMENT FUND, INC.
PERFORMANCE SUMMARY (Unaudited)

As of December 31, 2004

 TOTAL RETURNS*

----------------------------------------------------------------------------------------
                                                                    SINCE INCEPTION
                                                          1 YEAR     (JULY 5, 2000)
----------------------------------------------------------------------------------------
 Lifetime Achievement Fund with 2.50% sales load           6.55%         -2.70%
----------------------------------------------------------------------------------------
 Lifetime Achievement Fund without 2.50% sales load        9.34%         -2.15%
----------------------------------------------------------------------------------------
 MSCI World Index                                         14.72%         -2.35%
----------------------------------------------------------------------------------------
 MSCI U.S. Index                                          10.14%         -3.78%
----------------------------------------------------------------------------------------
 S&P 500(R) Index                                         10.88%         -2.46%
----------------------------------------------------------------------------------------
 NASDAQ Composite Index                                    9.15%        -12.15%
----------------------------------------------------------------------------------------

      COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN THE FUND SINCE
                        INCEPTION AND COMPARABLE INDICES
               (INCLUDES 2.50% MAXIMUM SALES LOAD FOR THE FUND)*
(PERFORMANCE GRAPH)

                                    LIFETIME                                                                         NASDAQ
                                   ACHIEVEMENT         MSCI WORLD        MSCI U.S. INDEX    S&P 500(R) INDEX     COMPOSITE INDEX
                                  FUND - $8,841      INDEX - $8,988          -$8,411             -$8,941             -$5,587
                                  -------------      --------------      ---------------    ----------------     ---------------
Jul-00                              10000.00            10000.00            10000.00            10000.00            10000.00
Sep-00                               9502.93             9416.19             9675.55             9903.17             9264.31
Dec-00                               8164.78             8833.55             8826.56             9128.23             6235.41
Mar-01                               7249.94             7699.01             7793.19             8046.07             4648.33
Jun-01                               7220.42             7902.04             8249.95             8516.95             5463.22
Sep-01                               5823.56             6766.15             7039.25             7266.88             3792.04
Dec-01                               6595.78             7347.39             7732.79             8043.38             4938.52
Mar-02                               6857.60             7372.45             7745.49             8065.57             4676.88
Jun-02                               6434.66             6699.67             6633.82             6984.94             3711.74
Sep-02                               5538.44             5468.29             5481.18             5778.23             2976.26
Dec-02                               6011.72             5886.28             5947.40             6265.78             3394.88
Mar-03                               5619.00             5588.52             5760.59             6068.41             3414.44
Jun-03                               6817.32             6540.61             6649.52             7003.11             4135.39
Sep-03                               7119.41             6857.03             6811.56             7188.17             4558.03
Dec-03                               8086.12             7835.01             7636.88             8063.42             5118.49
Mar-04                               8186.82             8040.32             7735.19             8199.96             5100.38
Jun-04                               8015.63             8110.55             7853.62             8341.11             5243.06
Sep-04                               7854.51             8029.30             7698.43             8185.35             4863.69
Dec-04                               8841.36             8988.39             8411.04             8940.90             5586.88

* The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns include the reinvestment of all Fund distributions. All charts and tables reflect past performance which is not predictive of future results.

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of December 2003, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

The MSCI U.S. Index is designed to measure equity performance in the United States.

Standard and Poor's 500(R) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

All Indices are unmanaged and an investor cannot invest directly in an index.

LIFETIME ACHIEVEMENT FUND, INC.
SCHEDULE OF INVESTMENTS

December 31, 2004

NAME OF SECURITY                    SHARES                 VALUE
MUTUAL FUNDS: 92.9%
------------------------------
Alger Capital Appreciation
  Portfolio - Class A*             263,795           $ 2,250,169
Alger MidCap Growth
  Portfolio - Class A*             291,459             2,567,751
Alger Small Capitalization
  Portfolio - Class A*             745,606             3,511,804
Buffalo Small Cap Fund               4,871               134,680
Franklin Balance Sheet
  Investment Fund - Class A         70,428             4,103,132
Franklin Gold and Precious
  Metals Fund - Class A            205,966             3,781,534
Franklin Large Cap Value
  Fund - Class A                   219,498             3,241,992
Franklin MicroCap Value Fund -
  Class A                          195,427             6,972,845
Franklin Mutual Discovery
  Fund - Class A+                  204,919             4,934,456
Franklin Mutual European
  Fund - Class A                    97,756             1,906,234
Franklin Rising Dividends
  Fund - Class A                    94,677             3,044,801
Franklin Small Cap Value
  Fund - Class A                   128,849             4,869,214
Isabelle Small Cap Value
  Fund - Institutional Class*       72,746             1,209,031
Isabelle Small Cap Value
  Fund - Investor Class*           218,888             3,567,876
OCM Gold Fund                      194,960             2,251,786
Pioneer Mid-Cap Value Fund -
  Class A                          139,141             3,461,839
Pioneer Small-Cap Value Fund -
  Class A                          110,129             3,520,815
Templeton Developing Markets
  Trust - Class A                  236,280             4,375,899
Templeton Growth Fund, Inc. -
  Class A+                         341,350             7,813,500
Weitz Partners Value Fund          129,581             3,096,996
                                                ----------------
Total Mutual Funds
  (Cost: $52,791,346)                                 70,616,354
                                                ----------------
EQUITY SECURITIES: 9.9%
------------------------------
FINANCIALS: 3.1%
A.G. Edwards, Inc.                  55,450             2,395,994

INFORMATION TECHNOLOGY: 0.4%
SoftBrands, Inc.*                  134,475               295,845

TELECOMMUNICATION
  SERVICES: 6.4%
Level 3 Communications, Inc.*    1,429,725             4,846,768
                                                ----------------
Total Equity Securities
  (Cost: $17,853,225)                                  7,538,607
                                                ----------------

                                 PRINCIPAL
NAME OF SECURITY                    AMOUNT                 VALUE
SHORT-TERM INVESTMENTS: 0.8%
------------------------------
UMB Bank, n.a., Money Market
  Fiduciary                     $  641,221      $        641,221
                                                ----------------
Total Short-Term Investments
  (Cost: $641,221)                                       641,221
                                                ----------------
TOTAL INVESTMENTS: 103.6%
  (Cost: $71,285,792)                                 78,796,182
LIABILITIES, LESS OTHER ASSETS: (3.6)%                (2,770,852)
                                                ----------------
NET ASSETS: 100.0%                              $     76,025,330
                                                ================

Footnotes:
----------
*    Non-income producing security.
+ As of December 31, 2004, all or a portion of the security has been pledged as collateral for a Fund loan. The market value of the securities in the pledged account totaled $10,513,765 as of December 31, 2004. See Note 6 to the Financial Statements.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS. 5

LIFETIME ACHIEVEMENT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
  Investments at value (cost $71,285,792)                     $   78,796,182
  Interest and dividends receivable                                   94,101
  Other assets                                                         1,443
                                                              --------------
    Total assets                                                  78,891,726
                                                              --------------
LIABILITIES
  Loan payable                                                     2,706,000
  Management fee payable                                              47,316
  Distribution fees payable                                           44,861
  Interest payable                                                    17,830
  Other accrued expenses                                              50,389
                                                              --------------
    Total liabilities                                              2,866,396
                                                              --------------
NET ASSETS                                                    $   76,025,330
                                                              ==============
NET ASSETS CONSIST OF:
  Paid-in-capital                                             $   76,671,114
  Undistributed net realized loss on investments                  (8,156,174)
  Net unrealized appreciation on investments                       7,510,390
                                                              --------------
NET ASSETS                                                    $   76,025,330
                                                              ==============
  Capital stock, $.001 par value:
    Authorized                                                 1,000,000,000
    Issued and outstanding                                         8,659,761
                                                              ==============
  Net asset value and redemption price per share
    (net assets/shares outstanding)                           $         8.78
                                                              ==============
  Maximum offering price per share
    (net asset value, plus 2.56% of net asset value or 2.50%
    of offering price)                                        $         9.01
                                                              ==============

 6   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

LIFETIME ACHIEVEMENT FUND, INC.
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

INVESTMENT INCOME
  Dividends from mutual funds                                 $  481,752
  Dividends from securities                                       35,488
  Interest                                                         2,453
                                                              ----------
  Total investment income                                        519,693
                                                              ----------
EXPENSES
  Management fees                                                505,993
  Distribution fees                                              168,664
  Administrative and fund accounting fees                        110,000
  Interest expense                                                91,285
  Transfer agent fees and expenses                                75,333
  Professional fees                                               54,109
  Reports to shareholders                                         29,692
  Custody fees                                                    23,897
  Federal and state registration fees                              3,864
  Directors' fees                                                  2,200
  Miscellaneous expenses                                           8,092
                                                              ----------
  Total expenses                                               1,073,129
                                                              ----------
NET INVESTMENT LOSS                                             (553,436)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Capital gain distributions from mutual funds                 1,488,266
  Net realized loss on investments                              (114,300)
  Change in unrealized appreciation/depreciation on
    investments                                                5,604,459
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $6,424,989
                                                              ==========

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS. 7

LIFETIME ACHIEVEMENT FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED DECEMBER 31,
                                                                 2004                   2003
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment loss                                        $  (553,436)           $  (386,457)
  Capital gain distributions from mutual funds                 1,488,266                130,330
  Net realized gain (loss) on investments                       (114,300)               717,312
  Change in unrealized appreciation/depreciation on
    investments                                                5,604,459             16,075,410
                                                             ------------------------------------
    Net increase in net assets resulting from operations       6,424,989             16,536,595
                                                             ------------------------------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                 8,550,291              6,067,692
  Redemption of shares                                        (4,981,732)            (3,120,156)
                                                             ------------------------------------
    Net increase from capital share transactions               3,568,559              2,947,536
                                                             ------------------------------------
TOTAL INCREASE IN NET ASSETS                                   9,993,548             19,484,131
NET ASSETS
  Beginning of year                                           66,031,782             46,547,651
                                                             ------------------------------------
  End of year                                                $76,025,330            $66,031,782
                                                             ====================================
TRANSACTIONS IN SHARES
  Shares sold                                                  1,064,520                924,315
  Shares redeemed                                               (624,070)              (495,911)
                                                             ------------------------------------
  Net increase                                                   440,450                428,404
                                                             ====================================

 8   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

LIFETIME ACHIEVEMENT FUND, INC.
FINANCIAL HIGHLIGHTS



                                                                                         FOR THE PERIOD
                                              YEAR ENDED DECEMBER 31,                  JULY 5, 2000(A) TO
                                    2004         2003         2002         2001        DECEMBER 31, 2000
SELECTED PER SHARE DATA
  Net asset value,
    beginning of period              $8.03        $5.97        $6.55        $8.30            $10.00
                               ---------------------------------------------------------------------------------------
  Income from investment
    operations
    Net investment
      loss(b)                        (0.06)       (0.05)(c)    (0.05)       (0.06)(c)         (0.01)(c)
    Net realized and
      unrealized gain
      (loss) on
      investments                     0.81         2.11        (0.53)       (1.53)            (1.62)
                               ---------------------------------------------------------------------------------------
    Total from investment
      operations                      0.75         2.06        (0.58)       (1.59)            (1.63)
                               ---------------------------------------------------------------------------------------
    Less distributions
      from realized gains              -            -            -          (0.16)            (0.07)
                               ---------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF
    PERIOD                           $8.78        $8.03        $5.97        $6.55             $8.30
                               =======================================================================================
  Total return(d)                     9.34%       34.51%       (8.85)%     (19.22)%          (16.25)%(e)
RATIOS AND SUPPLEMENTAL
  DATA
  Net assets, end of
    period (in thousands)          $76,025      $66,032      $46,548      $52,397           $47,914
  Ratio of expenses to
    average net assets
    With expense
      reimbursement                   1.59%(f)     1.76%(g)     1.51%(h)     1.50%(i)          1.50%(k)
    Without expense
      reimbursement                   1.59%(f)     1.86%        1.51%(h)     1.64%(j)          1.98%(k)
  Ratio of net investment
    loss to average net
    assets                           (0.82)%      (0.73)%(c)   (0.75)%      (0.84)%(c)        (0.46)%(c)
  Portfolio turnover rate                2%           3%          35%          24%                1%(e)

(a) Commencement of operations.
(b) Recognition of the Fund's net investment income is affected by the timing of dividend declarations of investee funds. The expenses of the investee funds are excluded from the Fund's expense ratio.
(c) Net investment loss is net of expenses reimbursed by the Manager.
(d) Total return represents aggregate total return and does not reflect a sales charge.
(e) Not annualized.
(f) The ratio of expenses to average net assets, excluding interest expense was 1.46%.
(g) The ratio of expenses to average net assets, excluding interest expense was 1.50%.
(h) The ratio of expenses to average net assets, excluding interest expense and costs of Fund borrowings was 1.47%.
(i) The ratio of expenses to average net assets includes service fee.
(j) The ratio of expenses to average net assets excludes service fee.
(k) Annualized.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS. 9

LIFETIME ACHIEVEMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS


December 31, 2004


Lifetime Achievement Fund, Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, and was organized as a Maryland corporation on September 2, 1999. The Fund currently consists of one series of common stock. The Fund invests primarily in mutual funds ("Other Funds").

Shares of beneficial interest of the Fund, when issued, are fully paid, nonassessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and noncumulative voting rights.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Investments in mutual funds are valued at the net asset value of each Fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in securities traded on a national securities exchange are valued at the closing price on the securities exchange on which such securities are primarily traded. Investments in securities traded on the NASDAQ national market are valued at the NASDAQ Official Closing Price; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which quotations are not readily available are valued at fair value as determined by Manarin Investment Counsel, Ltd. (the "Manager"), under the direction of the Board of Directors.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 2004, the interest rate was 0.85%.

FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for federal income or excise taxes.

For the year ended December 31, 2004, the Fund had a federal income tax capital loss carryforward of $8,151,870. The federal income tax capital loss carryforward expires as follows: $2,225,347 in 2009 and $5,926,523 in 2010. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed. During the year ended December 31, 2004, the Fund utilized $1,281,930 of capital loss carryforwards.

Dividends from net investment income (including income derived from dividends issued in cash by Other Funds), if any, of the Fund, are distributed to shareholders at least annually in the December calendar quarter. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) realized from the sale of portfolio securities, including shares of Other Funds, by the Fund, also are distributed at least annually in the December calendar quarter.

The character of distributions made during the year from net investment loss or net realized gain may differ from their character for federal income tax purposes due to differences in the recognition of income expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature. Accordingly, at December 31, 2004, reclassifications were recorded to decrease paid-in-capital by $461,400, decrease undistributed net investment loss by $553,436 and increase undistributed net realized loss by $92,036.

At December 31, 2004, the cost of securities, on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

Cost of Investments                                   $ 71,290,096
                                                      ============
Gross Unrealized Appreciation                         $ 20,748,355
Gross Unrealized (Depreciation)                        (13,242,269)
                                                      ------------
Net Unrealized Appreciation (Depreciation) on
  Investments                                         $  7,506,086
                                                      ============

As of December 31, 2004, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income                          $    -
Undistributed Long-Term Capital Gains                       -
                                                       -----------
Accumulated Earnings                                        -
Accumulated Capital and Other Losses                    (8,151,870)
Unrealized Appreciation                                  7,506,086
                                                       -----------
Total Accumulated Earnings (Deficit)                   $  (645,784)
                                                       ===========

2. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. RELATED PARTY

The Manager is the Investment Adviser of the Fund. For its services, the Manager receives a fee at an annual rate of 0.75% of the Fund's average daily net assets. The Manager voluntarily agreed to limit the Fund's total operating expenses, exclusive of interest expense and cost of Fund borrowings, to an annual rate of 1.50% for the fiscal year ended December 31, 2004. The Manager may terminate the expense limit at any time. For the year ended December 31, 2004, the Manager made no reimbursements to the Fund.

The Fund paid $2,200 to unaffiliated directors during the year ended December 31, 2004. No compensation is paid to any Director or officer who is affiliated with the Manager.

4. PURCHASES AND SALES OF SECURITIES

The Fund's cost of purchases and proceeds from sales of mutual funds and securities, other than short-term securities, were

LIFETIME ACHIEVEMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS -- (continued)


December 31, 2004


$4,148,578 and $1,145,912, respectively, for the year ended December 31, 2004.

5. SERVICE AND DISTRIBUTION PLAN

A distribution plan was adopted by the Fund pursuant to Rule 12b-1 of the 1940 Act which permits the Fund to pay the Distributor (Manarin Securities Corporation) a fee not to exceed 0.25% of the average daily net assets of the Fund on an annual basis. For the year ended December 31, 2004, payments totaling $162,648 have been made to Manarin Securities Corporation, an affiliate of the Investment Adviser, under the distribution plan.

6. LOAN AND PLEDGE AGREEMENT

On February 12, 2002, the Fund entered into a Loan and Pledge Agreement (the "Loan Agreement") with Custodial Trust Company, a subsidiary of Bear Stearns Securities Corp. The Fund is permitted to borrow up to the lesser of 30% of the Fund's total assets, or the maximum amount permitted subject to the Fund's investment limitations. Amounts borrowed under the Loan Agreement are invested by the Fund, consistent with its investment objectives and policies, and as such are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. All loans are fully collateralized throughout the term of the loan with securities or other assets of the Fund that have an aggregate market value of at least twice the loan balance. Securities that have been pledged as collateral for outstanding loans are indicated in the Schedule of Investments.

Borrowings under the Loan Agreement are charged interest at the 30-day LIBOR rate plus 1.25%. For the year ended December 31, 2004, borrowings under the Loan Agreement were as follows:

                                                      MAXIMUM
                                                       AMOUNT
 WEIGHTED     WEIGHTED                                BORROWED
 AVERAGE      AVERAGE       NUMBER       INTEREST      DURING
 INTEREST       LOAN        OF DAYS      EXPENSE        THE
   RATE       BALANCE     OUTSTANDING    INCURRED       YEAR
  2.72%      $3,354,361       366        $ 91,285    $5,056,000

7. SECURITIES LENDING

On July 29, 2002, the Fund entered into a Master Securities Loan Agreement (the "Securities Lending Agreement") with Bear Stearns Securities Corp. (the "Lending Agent"). The Fund may loan designated securities to the Lending Agent, for which the Fund receives collateral in the form of cash and liquid securities that is maintained at not less than 102% of the value of the securities on loan daily. The Fund may invest the collateral at its discretion, subject to the Fund's normal investment objectives and restrictions.

Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the Fund may experience delays in, or may be prevented from, recovering the collateral. During the period that the Fund seeks to enforce its rights against the borrower, the collateral and securities loaned remain subject to fluctuation in market value.

At December 31, 2004, the Fund had no securities on loan. For the year ended December 31, 2004, the Fund had no lending income.

                                   REPORT OF
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Lifetime Achievement Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lifetime Achievement Fund, Inc. (the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP
Milwaukee, Wisconsin

February 3, 2005

DIRECTORS AND OFFICERS

Information concerning the Directors and officers of the Fund is set forth below.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                    PORTFOLIOS IN      OTHER
        NAME, AGE, POSITION(S)                                                                         COMPLEX     DIRECTORSHIPS
        HELD WITH THE FUND AND                            PRINCIPAL OCCUPATION(S)                    OVERSEEN BY      HELD BY
              ADDRESS (A)                               DURING THE PAST FIVE YEARS                    DIRECTORS      DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
 Roland R. Manarin* (60)                 President, Director and Investment Adviser
 President, Treasurer and Director       Representative, Manarin Investment Counsel, Ltd.;
 since inception - July 5, 2000          President, Registered Representative and Registered              1            None
 15858 West Dodge Road, Suite 310        Principal, Manarin Securities Corporation
 Omaha, NE 68118
--------------------------------------------------------------------------------------------------------------------------------

 Aron Huddleston* (26)                   Investment Adviser Representative, Manarin Investment
 Vice President since May 17, 2004 and   Counsel Ltd.; Registered Representative, Manarin
 Assistant Portfolio Manager since       Securities Corporation
 January 1, 2002                                                                                         N/A            N/A
 15858 West Dodge Road, Suite 310
 Omaha, NE 68118
--------------------------------------------------------------------------------------------------------------------------------

 Deborah Koch* (32)                      Chief Operating Officer, Manarin Investment Counsel,
 Chief Compliance Officer since August   Ltd.; Chief Operating Officer, Manarin Securities
 16, 2004 and Secretary since May 17,    Corporation; Chief Operating Officer, National Investors;
 2004                                    Principal, Intersecurities, Aegon Transamerica                  N/A            N/A
 15858 West Dodge Road, Suite 310
 Omaha, NE 68118
--------------------------------------------------------------------------------------------------------------------------------

 David C. Coker (58)                     Development Director, Nebraska Lutheran Outreach
 Director since inception - July 5,      Ministries (non-profit religious organization)
 2000                                                                                                     1            None
 15858 West Dodge Road, Suite 310
 Omaha, NE 68118
--------------------------------------------------------------------------------------------------------------------------------

 Jerry Vincentini (64)                   Sales Marketing Manager, Willsie Company (graduation
 Director since inception - July 5,      supplies)
 2000                                                                                                     1            None
 15858 West Dodge Road, Suite 310
 Omaha, NE 68118
--------------------------------------------------------------------------------------------------------------------------------

 Dr. Bodo Treu** (47)                    Physician, Alegent Family Care Clinic (family practice
 Director since inception - July 5,      clinic)
 2000                                                                                                     1            None
 15858 West Dodge Road, Suite 310
 Omaha, NE 68118
--------------------------------------------------------------------------------------------------------------------------------

 Lee Rohlfs (63)                         Vice President, Client Services Insurance Technology
 Director since January 23, 2001         Services
 15858 West Dodge Road, Suite 310                                                                         1            None
 Omaha, NE 68118
--------------------------------------------------------------------------------------------------------------------------------

 Weiyu Guo (36)                          Assistant Professor of Finance, University of Nebraska at
 Director since November 15, 2004        Omaha
 15858 West Dodge Road, Suite 310                                                                         1            None
 Omaha, NE 68118
--------------------------------------------------------------------------------------------------------------------------------

(a) Each director and officer serves an indefinite term, until the person resigns or is replaced.
 * "Interested Person" of the Fund as defined in the 1940 Act by virtue of their respective position with the Investment Adviser.
** Dr. Treu is Roland Manarin's nephew.

     Because the Adviser performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of the Adviser currently receives any compensation from the Fund for acting as a director or officer.

     The Fund pays directors who are not "interested persons" of the Fund $100 per meeting of the Board. There is no pension or retirement benefits accrued as part of the Fund's expenses and there are no estimated annual benefits to be paid upon retirement.

                               BOARD OF DIRECTORS

                                 David C. Coker
                                   Weiyu Guo
                               Roland R. Manarin
                                   Lee Rohlfs
                                 Dr. Bodo Treu
                                Jerry Vincentini
                                    OFFICERS

               Roland R. Manarin, Chairman, President, Treasurer
                        Aron Huddleston, Vice President
               Deborah Koch, Chief Compliance Officer, Secretary
                                 LEGAL COUNSEL

                  Cline, Williams, Wright, Johnson & Oldfather
                               Lincoln, Nebraska
                                   CUSTODIAN

                                 UMB Bank, n.a.
                             Kansas City, Missouri
               ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

                            UMB Fund Services, Inc.
                            803 West Michigan Street
                           Milwaukee, Wisconsin 53233
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                           PricewaterhouseCoopers LLP
                           100 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202
                                  DISTRIBUTOR

                         Manarin Securities Corporation
                        15858 West Dodge Road, Suite 310
                             Omaha, Nebraska 68118
                                  402-330-1166
                               INVESTMENT MANAGER

                        Manarin Investment Counsel, Ltd.
                        15858 West Dodge Road, Suite 310
                             Omaha, Nebraska 68118
                                  402-330-1166

INFORMATION ON PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-397-1167. It is also available on the Securities and Exchange Commission's (the "SEC's") website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-397-1167, or on the SEC's website at www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund will file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available (i) on the SEC's website at www.sec.gov; (ii) at the SEC's Public Reference Room and (iii) by calling 800-SEC-0330.

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f)

     (1) The Registrant's Code of Ethics is attached hereto as Exhibit 12(a)(1).
     (2) Not applicable.
     (3) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors has determined that it has an "audit committee financial expert" serving on its audit committee who is an "independent" Director: Lee Rohlfs. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of
Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the Registrant's Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees.

Aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

     Fiscal year ended December 31, 2004          $23,300
     Fiscal year ended December 31, 2003          $22,000

(b) Audit-Related Fees.

Aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.

     Fiscal year ended December 31, 2004          $4,200
     Fiscal year ended December 31, 2003          $4,000

(c) Tax Fees.

Aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, tax planning and review of tax filings.

     Fiscal year ended December 31, 2004          $4,250
     Fiscal year ended December 31, 2003          $4,000


(d) All Other Fees.

Aggregate fees billed for products and services provided by the principal accountant, other than services reported under "Audit Fees", "Audit-Related Fees" and "Tax Fees" above.

None.

(e)

     (1) The Registrant's Audit Committee has adopted a pre-approval policy relating to audit and non-audit services to be provided by the Registrant's principal accountant. Under this policy, the engagement terms and fees of the Registrant's annual audit must be specifically pre-approved by the Audit Committee. In accordance with the terms of the Audit Committee's pre-approval policy, certain audit-related services and tax services have already received the general pre-approval of the Audit Committee. Any services that have not already been approved by the Audit Committee in accordance with its pre-approval policy must be specifically pre-approved by the Audit Committee before the service can be rendered. In regards to services that have already received the general approval of the Audit Committee in accordance with the terms of its pre-approval policy, the Audit Committee will be informed promptly of any such services rendered by the Registrant's principal accountant.

     (2) During FY 2004, all of the non-audit services provided by the Registrant's principal accountant were pre-approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant.

None.


(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedule of investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Principal Executive and Financial Officer concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in Registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)

     (1) The Code of Ethics for the Principal Executive and Principal Financial Officer is attached hereto.

     (2) Certifications, as required by Rule 30a-2(a) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are filed herewith.

     (3)  Not applicable.

(b) Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lifetime Achievement Fund, Inc.
-------------------------------


/s/ Roland R. Manarin
---------------------------------------------
Roland R. Manarin
Principal Executive Officer and Principal Financial Officer
March 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Roland R. Manarin
--------------------------------------------
Roland R. Manarin
Principal Executive Officer and Principal Financial Officer
March 9, 2005